Net Loss Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Net Loss Per Share

11. Net Loss Per Share

Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	December 31,
	2020	2019	2018
Numerator
Net loss	$(96,322)	$(53,909)	$(33,283)
Net loss attributable to ordinary shareholders—basic and diluted	$(96,322)	$(53,909)	$(33,283)
Denominator
Weighted-average number of ordinary shares used in net loss
per share—basic and diluted	14,152,843	6,347,818	4,621,495
Net loss per share—basic and diluted	$(6.81)	$(8.49)	$(7.20)

The Company reported a net loss in all periods and therefore did not allocate any losses to the preferred shares, which represent participating securities. The Company’s potentially dilutive securities, which include unvested Employee Shares, stock options and restricted stock units, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders for the years ended December 31, 2020, 2019 and 2018 because including them would have had an anti-dilutive effect:

	December 31,
	2020	2019	2018
Series A preferred shares	—	34,840,000	34,840,000
Series B preferred shares	—	58,933,333	20,800,034
Series C preferred shares	—	12,307,692	—
Warrants to purchase ordinary shares	—	721,120	721,120
Unvested ordinary shares	207,310	7,406,401	3,305,779
Stock options	3,687,086	—	—
Restricted stock units	2,500	—	—
Total	3,896,896	114,208,546	59,666,933